Exhibit 10-4


                              PSNH FUNDING LLC,

                                  as Issuer

                                     and

                            THE BANK OF NEW YORK,

                                 as Trustee

             __________________________________________________

                         FEE AND INDEMNITY AGREEMENT

                         Dated as of April 25, 2001
             __________________________________________________





Section 1. Payment of Fees and Expenses of Trustee; Paying Agent and
           Resgistrar
Section 2. Indemnity and Contribution
Section 3. Payment
Section 4. Notices
Section 5. Survival of Agreements
Section 6. Nonpetition Covenant
Section 7. Counterparts
Section 8. GOVERNING LAW
Section 9. Non-Consolidation



     FEE AND INDEMNITY AGREEMENT dated as of April 25, 2001 (as amended or restated from time to time, the "Agreement"), among PSNH FUNDING LLC, as Issuer (the "Issuer") under the Indenture (the "Indenture") of even date herewith, and THE BANK OF NEW YORK, as Trustee under the Indenture (the "Trustee"). All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Indenture.

     Section 1. Payment of Fees and Expenses of Trustee; Paying Agent and Registrar.

          (a) Subject to. Payment. All amounts owed by the Issuer to the Trustee, any Paying Agent or any Registrar under the Indenture shall be paid to the Trustee, any Paying Agent or any Registrar, as appropriate, pursuant to the Indenture or, if a fee agreement or fee schedule has been provided to the Issuer, payment shall be made in accordance with said agreement or schedule, or if not otherwise provided, such amount shall be paid directly to the Trustee, any Paying Agent or any Registrar, as appropriate, until the Issuer is otherwise notified in writing by the Trustee, such Paying Agent or such Registrar; provided however, that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, each of the parties to this Agreement agrees that the Issuer's obligations to make payments to it shall be subject to the priorities set forth in Section 8.02 of the Indenture and the Issuer shall have no obligation to make any payment except to the extent consistent with Section 8.02 of the Indenture. The Issuer hereby irrevocably directs the Trustee to pay such amounts from monies on deposit in the Collection Account as provided pursuant to Section 8.02 of the Indenture. hereof, the Issuer hereby covenants and agrees to pay to the Trustee (or any successor trustee) from time to time reasonable compensation for its services under the Indenture and to reimburse it for its reasonable expenses incurred in connection therewith, it being understood that the Trustee shall have no recourse against the Bonds or the payments thereon and proceeds thereof, for payment of such amounts. Subject to the provisions of the Indenture, the Trustee shall have a lien against the RRB Property to secure payment of such amounts to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such amounts to the Trustee shall be subject to the priorities set forth in Section 8.02 of the Indenture.

          (b) Subject to . Payment. All amounts owed by the Issuer to the Trustee, any Paying Agent or any Registrar under the Indenture shall be paid to the Trustee, any Paying Agent or any Registrar, as appropriate, pursuant to the Indenture or, if a fee agreement or fee schedule has been provided to the Issuer, payment shall be made in accordance with said agreement or schedule, or if not otherwise provided, such amount shall be paid directly to the Trustee, any Paying Agent or any Registrar, as appropriate, until the Issuer is otherwise notified in writing by the Trustee, such Paying Agent or such Registrar; provided however, that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, each of the parties to this Agreement agrees that the Issuer's obligations to make payments to it shall be subject to the priorities set forth in Section 8.02 of the Indenture and the Issuer shall have no obligation to make any payment except to the extent consistent with Section 8.02 of the Indenture. The Issuer hereby irrevocably directs the Trustee to pay such amounts from monies on deposit in the Collection Account as provided pursuant to Section 8.02 of the Indenture. hereof, the Issuer further covenants and agrees to pay, or cause to be paid, from time to time to each Paying Agent and Registrar reasonable compensation for its services and to reimburse it for its reasonable expenses incurred in connection with such service, it being understood that no Paying Agent or Registrar shall have any recourse against the Bonds or the payments thereon and proceeds thereof, for payment of such amounts. The appointment of any Paying Agent or Registrar Authorized shall be subject to the approval of the Issuer.

          (c) In addition, subject to . Payment. All amounts owed by the Issuer to the Trustee, any Paying Agent or any Registrar under the Indenture shall be paid to the Trustee, any Paying Agent or any Registrar, as appropriate, pursuant to the Indenture or, if a fee agreement or fee schedule has been provided to the Issuer, payment shall be made in accordance with said agreement or schedule, or if not otherwise provided, such amount shall be paid directly to the Trustee, any Paying Agent or any Registrar, as appropriate, until the Issuer is otherwise notified in writing by the Trustee, such Paying Agent or such Registrar; provided however, that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, each of the parties to this Agreement agrees that the Issuer's obligations to make payments to it shall be subject to the priorities set forth in Section 8.02 of the Indenture and the Issuer shall have no obligation to make any payment except to the extent consistent with
Section 8.02 of the Indenture. The Issuer hereby irrevocably directs the Trustee to pay such amounts from monies on deposit in the Collection Account as provided pursuant to Section 8.02 of the Indenture. hereof, the Issuer covenants and agrees to reimburse the Trustee for any tax incurred other than through gross negligence, bad faith or willful misconduct on the part of the Trustee, arising out of or in connection with the acceptance or administration of the Collateral under the Indenture (other than any tax attributable to the Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

          (d) Notwithstanding anything herein to the contrary, but subject to the provisions of Section 3 hereof, if the Trustee shall have entered into a fee agreement in writing with the Issuer with respect to the Trustee's compensation for services under the Indenture, the terms of such fee agreement shall control and the provisions of this Agreement shall not entitle the Trustee to greater compensation than that due and owing pursuant to such fee agreement.

     Section 2.  Indemnity and Contribution.

          (a) Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture.

          (b) The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement.

          (c) If the indemnity provided in Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under
Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture., the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to
Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Subject to The Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 2(a) in the settlement of any action, proceeding or investigation without the written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Issuer under
Section 2(a), notify the Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Issuer shall relieve the Issuer from the obligation to indemnify and hold harmless such Indemnified Person under
Section 2(a), only to the extent that the Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 2(a), the Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Issuer shall be entitled to appoint counsel of the Issuer's choice at the Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Issuer under Section 2(a) (in which case the Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, (iii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Issuer. Notwithstanding the foregoing, the Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 2(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 2(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement., the Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Trustee, the Bondholders, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of the Indenture or the transactions contemplated thereby, the failure of the Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Bondholders may only exercise their rights and remedies hereunder through the Trustee and no Bondholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Trustee. The obligations of the Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination, satisfaction or discharge of the Indenture and the resignation or removal of the Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Subject to the provisions of the Indenture, the Indemnified Persons shall have a lien against the RRB Property to secure payment of such Expenses to the extent provided in the Statute or the finance order issued pursuant thereto. The Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in
Section 8.02 of the Indenture. is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, the Issuer and such Indemnified Person agree to contribute to the aggregate Expenses to which the Issuer and such Indemnified Person may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuer and such Indemnified Person, respectively, from the offering of the Bonds; provided, however, that in no case shall any Indemnified Person be responsible for any amount in excess of the fees or other amounts received by such Indemnified Person in connection with the Basic Documents and the issuance of the Bonds. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuer and the Indemnified Person shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer and such Indemnified Person, respectively, in connection with the actions or omissions giving rise to such Expenses as well as any other relevant equitable considerations; provided, however, that in no case shall any Indemnified Person be responsible for any amount in excess of the fees or other amounts received by such Indemnified Person in connection with the Basic Documents and the issuance of the Bonds. The Issuer and the Indemnified Persons agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.

     Section 3. Payment. All amounts owed by the Issuer to the Trustee, any Paying Agent or any Registrar under the Indenture shall be paid to the Trustee, any Paying Agent or any Registrar, as appropriate, pursuant to the Indenture or, if a fee agreement or fee schedule has been provided to the Issuer, payment shall be made in accordance with said agreement or schedule, or if not otherwise provided, such amount shall be paid directly to the Trustee, any Paying Agent or any Registrar, as appropriate, until the Issuer is otherwise notified in writing by the Trustee, such Paying Agent or such Registrar; provided however, that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, each of the parties to this Agreement agrees that the Issuer's obligations to make payments to it shall be subject to the priorities set forth in Section 8.02 of the Indenture and the Issuer shall have no obligation to make any payment except to the extent consistent with Section 8.02 of the Indenture. The Issuer hereby irrevocably directs the Trustee to pay such amounts from monies on deposit in the Collection Account as provided pursuant to Section 8.02 of the Indenture.

     Section 4. Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Issuer, to:

               PSNH Funding LLC
               c/o Public Service Company of New Hampshire
               1000 Elm Street
               Manchester, NH
               Facsimile:     (860) 665-5457
               Telephone:     (860) 665-3258
               E-Mail:   shoopra@nu.com (email)

               with a copy to:

               Public Service Company of New Hampshire
               c/o Northeast Utilities Service Company

               if by U.S. Mail:

               P.O. Box 270
               Hartford, CT  06141-0270

               if by courier:

               107 Selden Street
               Berlin, CT  06037

               Attention:  Assistant Treasurer - Finance
               Facsimile:     (860) 665-5457
               Telephone:     (860) 665-3258
               E-Mail:   shoopra@nu.com

     if to the Trustee, to:

               The Bank of New York
               101 Barclay Street
               Floor 12 East
               New York, NY 10286
               Attention: ABS Unit
               Facsimile:     (212) 815-5563
               Telephone:     (212) 815-5368

     Section 5. Survival of Agreements. This Agreement shall terminate upon the payment and discharge of all Bonds; provided, however, that the agreements of the Issuer and the Trustee set forth in . Indemnity and Contribution. and . Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, but subject to the New Hampshire Public Utilities Commission's right to order the sequestration and payment of revenues arising with respect to the RRB Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the RRB Property pursuant to the Statute, the Trustee agrees that it shall not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up of the affairs of or the liquidation of the Issuer. hereof shall survive the termination of this Agreement or the resignation or removal of the Trustee.

     Section 6. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, but subject to the New Hampshire Public Utilities Commission's right to order the sequestration and payment of revenues arising with respect to the RRB Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the RRB Property pursuant to the Statute, the Trustee agrees that it shall not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up of the affairs of or the liquidation of the Issuer.

     Section 7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     Section 8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW HAMPSHIRE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9. Non-Consolidation. The parties hereby acknowledge and agree that the Issuer and Public Service Company of New Hampshire shall not be substantively consolidated, and that Public Service Company of New Hampshire shall have no liability or obligation of any kind with respect to this Agreement; provided, however, that this provision shall not be interpreted to relieve Public Service Company of New Hampshire of its obligations to indemnify the Issuer pursuant to any other Basic Document, including without limitation with respect to amounts paid by the Issuer to persons indemnified by it under this Agreement, to the extent the Issuer would otherwise be entitled to indemnification with respect to such amounts under such other Basic Document.



                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Agreement to be duly executed by duly authorized officers, all as of the day and year first above written.

                              PSNH FUNDING LLC,
                               as Issuer



                              By:  /s/ Randy A. Shoop
                                 Name:     Randy A. Shoop
                                 Title:    President



                              THE BANK OF NEW YORK,
                               as Trustee



                              By:  /s/ Cassandra D. Shedd
                                 Name: Cassandra D. Shedd
                                 Title:  Assistant Vice President